Environmental Provisions	12 Months Ended
Dec. 31, 2015
Environmental Remediation Obligations [Abstract]
Environmental Provisions
Environmental Provisions
The environmental provisions result from the acquisition of Eurotank Amsterdam B.V. in 2006 and ATPC Terminal N.V. in 2010. Both companies have recognized provisions for soil contamination of the entire premises. The environmental provisions as of December 31, 2015 and 2014 were as follows:

(in US$ millions)	2015	2014
ATPC Terminal N.V. (Belgium)	4.8	5.8
Eurotank Amsterdam B.V. (The Netherlands)	15.0	17.2
Total provision	19.8	23.0

The changes in the total provision relate to the effects of foreign exchange and utilization of the provision.